Exhibit 99(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jacques D. Kerrest, Senior Vice President and Chief Financial Officer of Harte-Hanks, Inc. (the “Company”) hereby certify that the accompanying report on Form 10-Q for the quarter ended March 31, 2003 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the “Report”) by the Company fully complies with the requirements of those sections.

I further certify that, based on my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 14, 2003	/s/ Jacques D. Kerrest
Date	Jacques D. Kerrest Senior Vice President, Finance and Chief Financial Officer

Note: This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.